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                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

      We consent to the incorporation by reference in this Annual Report (Form 10-K) of AFG Investment Trust C of our report dated March 26, 1999, included in the 1998 Annual Report to the Participants of AFG Investment Trust C.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 26, 1999